WESTERN ASSET FUNDS, INC.

Supplement to the Prospectus dated August 1, 2005

(as revised December 1, 2005)

This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus (the “Prospectus”) dated August 1, 2005 (as revised December 1, 2005) of Western Asset Funds, Inc.

The Prospectus is hereby amended as follows:

Under “Initial Investment”, the reference to the Legg Mason Institutional Funds’ mailing address of P.O. Box 17635, Baltimore, MD 21297-1635, is hereby replaced with Legg Mason Investor Services, 100 Light Street, Baltimore, MD 21202. Additionally, under “Account Registration Changes” and “Redemption of Shares”, the references to the Legg Mason Institutional Funds’ mailing address of P.O. Box 17635, Baltimore, MD 21297-1635, are hereby replaced with Legg Mason Investor Services — Institutional, c/o BFDS, P.O. Box 8037, Boston, MA 02206-8037.

Please retain this supplement for future reference.

This supplement is dated June 6, 2006